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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 1999
                                                          --------------

                                  CAPRIUS, INC.
                                  -------------

             (Exact name of registrant as specified in its charter)

           Delaware                      0-11914                 22-2457487
           --------                      -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                46 Jonspin Road, Wilmington, Massachusetts 01887
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's Telephone Number including Area Code:  (978) 657-8876
                                                    --------------

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Item 2.  Acquisition or Disposition of Assets.

On April 27, 1999, pursuant to an Asset Purchase Agreement (the "Agreement") dated the same day by and between Caprius, Inc. ("Caprius"), Caprius Systems, Inc., a wholly owned subsidiary of Caprius ("Systems" and, together with Caprius, the "Sellers") and Pacific Republic Capital Corp ("Pacific"), the Sellers consummated the sale of their Aurora(R) breast scanner technology related assets to Pacific for $854,490.68 in cash and the assumption by Pacific of certain obligations associated with the transferred assets. The assets and obligations transferred included all the shares of Caprius's wholly owned subsidiary, Caprius Imaging Corp., various patents relating to the Aurora(R) technology and assets of Systems, including hospital equipment contracts and equipment leases.

Item 7.  Financial Statements and Exhibits

(b)      Pro Forma Financial Information:

         The pro forma financial information required to be filed with this Current Report on Form 8-K, combined with the pro forma financial information required to be filed with Caprius' Current Report on Form 8-K filed on March 26, 1999, will be filed by amendment not later than May 25, 1999.

(c)      Exhibits:
         The following exhibit is filed as part of this report:

         2.1 Asset Purchase Agreement, dated as of April 27, 1999 by and between Caprius, Inc., Caprius Systems, Inc. and Pacific Republic Capital Corp.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CAPRIUS, INC.

Dated:  May 12, 1999                  By: /s/ Enrique Levy
                                          ----------------
                                          Name:  Enrique Levy
                                          Title: President



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                                  EXHIBIT INDEX
                                  -------------



The following Exhibit is filed herewith.



                                                                    Sequentially
Exhibit                                                             Numbered
Number         Description                                          Page
------         -----------                                          ----

2.1            Asset Purchase Agreement, dated as of                  5
               April 27, 1999 by and between Caprius, Inc.,
               Caprius Systems, Inc. and Pacific Republic
               Capital Corp.

               Page 30 of the Asset Purchase Agreement contains a list of the Schedules and Exhibits thereto. The Registrant will furnish a copy of any omitted Schedules or Exhibits to the Commission upon request.


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